Exhibit 10.5

AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT AND CONSENT

     THIS AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT AND CONSENT (this “Amendment”), dated as of August 2, 2006, is entered into by and among PAINCARE HOLDINGS, INC., a Florida corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), each of the lenders that is a signatory to this Amendment (together with their respective successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and HBK INVESTMENTS L.P., a Delaware limited partnership, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent”; and together with each of the Lenders, individually and collectively, the “Lender Group”), in light of the following:

W I T N E S S E T H

     WHEREAS, Parent, each Borrower and the Lender Group are parties to that certain Loan and Security Agreement, dated as of May 10, 2005 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”);

     WHEREAS, Parent has informed the Lender Group that that Borrowers may not have complied with the minimum EBITDA financial covenant set forth in Section 7.18(a)(i) of the Loan Agreement with respect to the three month period ending June 30, 2006 (the “Potential Event of Default”);

     WHEREAS, Parent and each Borrower has requested that the Lender Group agree to amend the Loan Agreement in accordance with the provisions of this Amendment; and

     WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lender Group is willing to so amend the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENTS TO LOAN AGREEMENT.

     (a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

     “2006 Subordinated Note Refinance Date” means the date that is 90 days before the date when all or any portion of the principal balance of the Indebtedness evidenced by the 2006 Subordinated Notes is due and payable.

     “2006 Subordinated Notes” means the notes issued by Parent in connection with that certain Securities Purchase Agreement dated as of August 2, 2006, by and among Parent and the Subordinated Lenders in an aggregate principal amount not to exceed $3,000,000, substantially in the form provided to Agent prior to the execution thereof.

     (b) Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definition in its entirety as follows:

     “Subordinated Lenders” means Midsummer Investment, Ltd., a Bermuda limited partnership, Islandia, L.P., a Delaware limited partnership, and their respective Affiliates .

     (c) Section 7.1 of the Loan Agreement is hereby amended by (i) deleting the term “and” at the end of subsection (h) thereto, (ii) deleting the “.” at the end of subsection (i) thereto and replacing it with “; and”, and (iii) adding the following subsection (j) to the end thereof to read in its entirety as follows:

    “(j) Indebtedness evidenced by the 2006 Subordinated Notes.”

     (d) Section 7.7(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

     “(ii) directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Section 7.1(b), (c), (e), (f), (g) or (j) in a manner that is adverse to the interests of Parent or any of its Subsidiaries or to the interests of the Lender Group,”

     (e) Section 8.15 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     “8.15 If (a) at any time on or after the 2003 Subordinated Note Refinance Date, any Indebtedness owing to any Subordinate Lender and evidenced by the 2003 Subordinated Notes has not been converted into common Stock of Parent, refinanced in its entirety on terms that are satisfactory to Agent and the Required Lenders, or amended such that no portion of the principal balance of such Indebtedness is due and payable on or before the date that is 90 days after the 2003 Subordinated Note Refinance Date, (b) at any time on or after the 2004 Subordinated Note Refinance Date, any Indebtedness owing to any Subordinate Lender evidenced by the 2004 Subordinated Notes has not been converted into common Stock of Parent, refinanced in its entirety on terms that are satisfactory to Agent and the Required Lenders, or amended such that no portion of the principal balance of such Indebtedness is due and payable on or before the date that is 90 days after the 2004 Subordinated Note Refinance Date, or (c) at any time on or after the 2006 Subordinated Note Refinance Date, any Indebtedness owing to any Subordinate Lender evidenced by the 2006 Subordinated Notes has not been converted into common Stock of Parent, refinanced in its entirety on terms that are satisfactory to Agent and the Required Lenders, or amended such that no portion of the principal balance of such Indebtedness is due and payable on or before the date that is 90 days after the 2006 Subordinated Note Refinance Date; or”

3. CONSENT. The Lender Group hereby authorizes Agent to consent, and the Agent hereby does consent to the execution, delivery, and performance by Parent of (i) that certain Amendment Agreement, dated as of August 2, 2006, among Parent, Midsummer Investment, Ltd. and Islandia, L.P., (ii) that certain Registration Rights Agreement, dated as of August 2, 2006, (iii) that certain Securities Purchase Agreement, dated as of August 2, 2006, and (iv) that certain 8.5% Convertible Debenture due August 2, 2009, in each case, to the extent that the foregoing agreements are substantially in the form previously provided by Parent to Agent.

4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

     (a) After giving effect to this Amendment, the representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit B (the “Consent”), duly executed and delivered by an authorized official of each Guarantor;

     (c) Agent shall have received the Amendment Number One to Subordination Agreement, duly executed and delivered by the parties thereto;

     (d) After giving effect to this Amendment, no Default or Event of Default (other than the Potential Event of Default) shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment;

     (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor or any member of the Lender Group; and

     (f) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

5. REPRESENTATIONS AND WARRANTIES. Parent and each Borrower hereby represents and warrants to the Lender Group as follows:

     (a) After giving effect to this Amendment, the representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) The execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within Parent’s and each Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

     (c) This Amendment and the Loan Agreement, as amended by this Amendment, constitute Parent’s and each Borrower’s legal, valid, and binding obligation, enforceable against Parent and such Borrower in accordance with its terms,

     (d) This Amendment has been duly executed and delivered by Parent and each Borrower,

     (e) The execution, delivery, and performance of the Consent is within each Guarantor’s corporate power, has been duly authorized by all necessary corporate action, and is not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

     (f) The Consent constitutes each Guarantor’s legal, valid, and binding obligations, enforceable against each such Person in accordance with its terms,

     (g) After giving effect to this Amendment, no Default or Event of Default (other than the Potential Event of Default) has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment,

     (h) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, or any member of the Lender Group, and

     (i) The Consent has been duly executed and delivered by each Guarantor.

6. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Loan Agreement, nor shall operate as a waiver of any Default or Event of Default, including without limitation the Potential Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. MISCELLANEOUS.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

PAINCARE HOLDINGS, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE SURGERY CENTERS, INC
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

ADVANCED ORTHOPAEDICS OF
SOUTH FLORIDA II, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAIN AND REHABILITATION
NETWORK, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

MEDICAL REHABILITATION
SPECIALISTS II, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer
/s/ Mark Szporka

[PAINCARE HOLDINGS, INC.]

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT AND CONSENT]

PAINCARE ACQUISITION COMPANY
V, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY
VI, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

HEALTH CARE CENTER OF TAMPA,
INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY
VIII, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY
IX, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

[PAINCARE HOLDINGS, INC.]

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT AND CONSENT]

PAINCARE ACQUISITION COMPANY X, INC. a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY XI, INC. a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

GEORGIA SURGICAL CENTERS, INC. a Georgia corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY XIII, INC., a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

BENJAMIN ZOLPER, M.D., INC. a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY XV, INC. a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

[PAINCARE HOLDINGS, INC.]

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT AND CONSENT]

PAINCARE ACQUISITION COMPANY
XVII, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY
XIX, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE ACQUISITION COMPANY
XVIII, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE SURGERY CENTERS I, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

PAINCARE SURGERY CENTERS II, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	Chief Financial Officer

[PAINCARE HOLDINGS, INC.]

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT AND CONSENT]

HBK INVESTMENTS L.P., a Delaware limited partnership, as Agent

By: /s/ Larry Lebowitz
Its authorized signatory

HBK MASTER FUND L.P., as Lender

By: /s/ Larry Lebowitz
Its authorized signatory

DEL MAR MASTER FUND LTD., as Lender

By:	/s/ Marc V. Simons
Name:	Marc V. Simons
Title:	Director

[PAINCARE HOLDINGS, INC.]

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT AND CONSENT]

Exhibit B

REAFFIRMATION AND CONSENT

     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among PAINCARE HOLDINGS, INC., a Florida corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), each of the lenders that is a signatory to thereto (together with their respective successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and HBK INVESTMENTS L.P., a Delaware limited partnership, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent”; and together with each of the Lenders, individually and collectively, the “Lender Group”), dated as of May 10, 2005 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), or in Amendment Number Two to Loan and Security Agreement and Consent, dated as of August 2, 2006 (the “Amendment”), among Parent, the Borrowers and the Lender Group. The undersigned each hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

[signature page follows]

LEGAL_US_W # 54119152.3

     IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

PAINCARE HOLDINGS, INC.,
a Florida corporation

By:
Name:
Title:

PAINCARE, INC.,
a Nevada corporation

By:
Name:
Title:

PAINCARE MANAGEMENT SERVICES,
INC.,
a Florida corporation

By:
Name:
Title:

CAPERIAN, INC.,
a Florida corporation

By:
Name:
Title:

ROTHBART PAIN MANAGEMENT
CLINIC, INC.,
a Canadian corporation

By:
Name:
Title:

[PAINCARE HOLDINGS, INC. - SIGNATURE PAGE TO REAFFIRMATION AND CONSENT

TO AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT AND CONSENT]